                                                                    EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF BACK YARD BURGERS, INC.

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the Annual Report of Back Yard Burgers, Inc. (the "Company") on Form 10-K for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.





/s/ Michael G. Webb
------------------------------------
Michael G. Webb
Chief Financial Officer
March 27, 2003